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                                                                   Exhibit 10.21
                       YAHOO! Advertising Insertion Order

                              http://www.yahoo.com
                              --------------------

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
             Order #  28751                                                   Sales Contract  Ben Padnos
                                                                                       Phone  310-606-8160
            Customer
               Order                                                                   Email  ben@yahoo-Inc.com
            Revision
                Date  01/13/1999                                                         Fax  310-606-6164
          Advertiser  LOWESTFARE.COM                                                  Agency
            Campaign
                 Url                                                                 Address
                      980 Kelly Johnson Drive
             Address  Las Vegas, NV  89119



             Contact  Gail Golden                                                    Contact
               Phone  (702) 260-3605                  Fax  (702) 750-5826              Phone                    Fax
               Email  ggolden@inetmail.att.net                                         Email

          Start Date  01/15/1999                 End Date  06/30/1999        Contract Length  167 Days          Bill to   Advertiser
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                                                           Total Impressions                               Total Amount

                                                              [CONFIDENTIAL                                 [CONFIDENTIAL
                                                                TREATMENT                                     TREATMENT
Order Totals:                                                  REQUESTED]                                    REQUESTED]

With option to renew with the same terms at the end of this Contract for another six months (to December 31, 1999).

                                                                                            ----------------------------------------
                                                                                                            [CONFIDENTIAL
                                                                                                              TREATMENT
Net Cost:                                                                                                    REQUESTED]
                                                                                            ----------------------------------------
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                                                                                                Terms    Pending Credit Approval
                                                                                                Billing  Monthly
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MATERIALS: Banners: Banner requirements are posted at
http://www.yahoo.com/docs/advertising.

DELIVERY: All Materials and any charges must be delivered at least 4 business days in advance to the email address specified for your region at http://www.yahoo.com/docs/advertising/submit.html. A Yahoo! Insertion Order number and flight dates must be referenced in all correspondence. Yahoo! will not issue any credit or make good due to late or incorrectly submitted banners and/or late or incomplete information.

TERMS AND CONDITIONS: The Insertion Order is subject to the terms and conditions ("Standard Terms") attached hereto as Exhibit A of this Insertion Order, and such Standard Terms are made a part of this Insertion Order by reference. The signatory of this Insertion Order represents that he has read and agrees to such Standard Terms.

This Insertion Order is valid for three (3) business days from the date of this order. This agreement is non-cancelable.

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
Authorized By:__________________________________________      Phone:  ____________________    Date:  1/16/99

Production Contract: Gail Golden                              Phone:  (702) 260-3605          Email:  ggolden@inetmail.att.com
                     --------------------------               --------------------------              ------------------------

-------------------------------------------------------                                       Yahoo! Inc.
Please return to Yahoo Sales Operations Dept.                                                 3400 Central Expressway, Suite 201
---------------------------------------------                                                 Santa Clara, CA  95061
Fax # 405-530-5130
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Thursday January 14 1999 3:14 PM
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